UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  November 22, 2005
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                                 Footstar, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-11681                                 22-3439443
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   (Commission File Number)              (IRS Employer Identification No.)

         933 MacArthur Boulevard
           Mahwah New Jersey                                    07430
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  (Address of Principal Executive Offices)                   (Zip Code)

                                 (201) 934-2000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE.

           As previously disclosed, on March 2, 2004, Footstar, Inc. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court") (Case No. 04-22350 (ASH)) (the "Chapter 11 Cases"). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

           On November 30, 2005, the Debtors filed with the Court an amendment to their First Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the "Plan") and the related Disclosure Statement (the "Disclosure Statement") that was originally filed with the Court on October 28, 2005. Copies of the proposed Plan and the Disclosure Statement are attached hereto as Exhibits 2.1 and 2.2, respectively.

           Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the applicable Disclosure Statement relating to the Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the Debtors and the condition of the Debtors' books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Plan. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective if and when it receives the requisite stakeholder approval and is confirmed by the Court.

           The Plan and Disclosure Statement may also be available electronically, for a fee, through the Court's Internet world wide web site located at www.nysb.uscourts.gov.

Limitation on Incorporation by Reference

           In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statements Regarding Financial and Operating Data

           The Disclosure Statement contains financial statements and other financial information that have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Disclosure Statement is in a format prescribed by the Bankruptcy Code and should not be used for investment purposes. The Disclosure Statement contains

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information different from that required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and that information might not be indicative of the Company's financial condition or operating results that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Disclosure Statement should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

           This Current Report and the exhibit hereto may contain forward-looking statements made in reliance upon the safe harbor provisions of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by their use of words, such as "anticipate," "estimates," "should," "expect," "guidance," "project," "intend," "plan," "believe" and other words and terms of similar meaning. Factors that could affect the Company's forward-looking statements include, among other things: the pace at which Kmart terminates its business relationship with the Company and the Company's ability to develop viable business alternatives to offset the termination of such relationship; the Company's ability to emerge from bankruptcy protection and operate as a going concern without those protections; the Company's ability to operate pursuant to the terms of its debtor in possession and exit financing facility and to otherwise obtain financing necessary to operate the Company's business on satisfactory terms both during and after its emergence from bankruptcy protection; the Company's ability to obtain Court approval and any other required approvals with respect to motions in the Chapter 11 Cases prosecuted by the Company from time to time; the Company's ability to develop, prosecute, confirm and consummate its plan of reorganization with respect to the Chapter 11 Cases; risks associated with third parties seeking and obtaining Court approval to propose and confirm their own plan of reorganization, to appoint a Chapter 11 trustee or to convert the Chapter 11 Cases to Chapter 7 cases; the Company's ability to obtain and maintain normal terms with vendors and service providers and the ability to maintain contracts that are critical to the Company's operations; the Company's compliance with the requirements of Sarbanes-Oxley; negative reactions from the Company's stockholders, creditors or vendors to the delay in providing financial information and the delisting of the Company's common stock from the New York Stock Exchange; the impact and result of any litigation (including private litigation), or any action by the U.S. Securities and Exchange Commission (the "SEC") relating to the Company or the financial statement restatement process; the Company's ability to successfully implement internal controls and procedures that ensure timely, effective and accurate financial reporting; delays in the filing of required periodic or current reports with the SEC; the Company's ability to reduce overhead costs commensurate with any decline in sales; higher than anticipated employee levels, capital expenditures and operating expenses, including the Company's ability to reduce overhead and rationalize assets, both generally and with respect to changes made to address the results of the investigation and the restatement; adverse results on the Company's business


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relating to increased review and scrutiny by regulatory authorities, media and others of financial reporting issues and practices or otherwise; any adverse developments in existing commercial disputes or legal proceedings; intense competition in the markets in which the Company competes; and the Company's ability to attract and retain qualified personnel. Additionally, due to material uncertainties, it is not possible to predict the length of time the Company will operate under Chapter 11 protection, the outcome of the proceeding in general, whether the Company will continue to operate under its current organizational structure, or the effect of the proceeding on the Company's businesses and the interests of various creditors and security holders.

           Because the information herein is based solely on data currently available, it is subject and should not be viewed as providing any assurance regarding the Company's future performance. Actual results and performance may differ from the Company's current projections, estimates and expectations and the differences may be material, individually or in the aggregate, to the Company's business, financial condition, results of operations, liquidity or prospects. Additionally, the Company assumes no obligation to update any of its forward-looking statements based on changes in assumptions, changes in results or other events subsequent to the date hereof.

ITEM 8.01.  OTHER EVENTS.

           On November 22, the Court modified the Company's exclusive right to file a plan of reorganization and solicit acceptance thereof to allow (i) the official unsecured creditors' committee appointed in the Chapter 11 Cases (the "Creditors' Committee") and (ii) the official equity committee appointed in the Chapter 11 Cases (the "Equity Committee") to file their own plans of reorganization and solicit votes of creditors and equity holders to accept any of these plans.

           On November 29, 2005, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing that it has reached an agreement with the Creditors' Committee and the Equity Committee with respect to all of the terms to be included in a consensual plan of reorganization. The Plan and Disclosure Statement filed herewith reflect the agreement reached with the Creditors' Committee and the Equity Committee.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

           Exhibit No.                        Exhibit
           -----------                        -------

             2.1 Debtors' First Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code dated November 30, 2005

             2.2 Disclosure Statement for Debtors' First Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code dated November 30, 2005

             99.1                Press release of the Company dated November 29,
                                 2005.





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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 2, 2005
                                            FOOTSTAR, INC.


                                            By:  /s/ Maureen Richards
                                                --------------------------------
                                                Maureen Richards
                                                Senior Vice President, General
                                                Counsel and Corporate Secretary

















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                                  EXHIBIT INDEX

   Exhibit No.        Description
   -----------        -----------

      2.1 Debtors' First Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code dated November 30, 2005

      2.2 Disclosure Statement for Debtors' First Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code dated November 30, 2005

      99.1            Press release of the Company dated November 29, 2005.










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